UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Prologis, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! PROLOGIS, INC. 2026 Annual Meeting Vote by April 27, 2026 11:59 PM ET PROLOGIS, INC. PIER 1, BAY 1 SAN FRANCISCO, CA 94111 V84767-P47533-Z92200 You invested in PROLOGIS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 28, 2026. Vote Virtually at the Meeting* April 28, 2026 1:30 P.M. Pacific Time Virtually at: www.virtualshareholdermeeting.com/PLD2026 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 14, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* April 28, 2026 1:30 P.M. Pacific Time Virtually at: www.virtualshareholdermeeting.com/PLD2026 *Please check the meeting materials for any special requirements for meeting attendance.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Cristina G. Bita For 1b. James B. Connor For 1c. George L. Fotiades For 1d. Lydia H. Kennard For 1e. Daniel S. Letter For 1f. Guy A. Metcalfe For 1g. Avid Modjtabai For 1h. Hamid R. Moghadam For 1i. David P. O’Connor For 1j. Olivier Piani For 1k. Sarah A. Slusser For 2. Advisory Vote to Approve the Company’s Executive Compensation for 2025. For 3. Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Year 2026. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V84768-P47533-Z92200